Exhibit 99.1

THE BOARD OF DIRECTORS

OF

Daulton Capital Corp

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on August 28th, 2012;

The Board of Directors which was present for this meeting & took active part therein was:

Arun Pudur

Arun Ramachandran

Brian Smith

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN my position as DIRECTOR of the company,

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN as Director of the company, and do hereby, by affixing, my signature hereto, officially as my last corporate act of Director, DO HEREBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the new Board to choose its Directors at a time and place of its choosing.

/s/ Arun Pudur

Arun Pudur, Director

THE BOARD OF DIRECTORS

OF

Daulton Capital Corp

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on August 28th, 2012;

The Board of Directors which was present for this meeting & took active part therein was:

Arun Ramachandran

Arun Pudur

Brian Smith

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN my position as DIRECTOR of the company,

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN as Director of the company, and do hereby, by affixing, my signature hereto, officially as my last corporate act of Director, DO HEREBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the new Board to choose its Directors at a time and place of its choosing.

/s/ Arun Ramachandran

Arun Ramachandran, Director